This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2004 of The NOAH FUND (the "company").

I William L. Van Alen, the President of the company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 6, 2004                      /s/ William L. Van Alen, Jr.
     --------------------               -------------------------------
                                            William L. Van Alen, Jr.
                                            President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2004 of The NOAH FUND (the "company").

I William L. Van Alen, the Treasurer of the company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: July 6, 2004                      /s/ William L. Van Alen, Jr.
     --------------------               -------------------------------
                                            William L. Van Alen, Jr.
                                            Treasurer